ORCHID ISLAND CAPITAL ANNOUNCES THIRD QUARTER 2022 RESULTS
VERO BEACH, Fla. (October 27, 2022) – Orchid Island Capital, Inc. (NYSE:ORC)

("Orchid” or the "Company"), a real estate
investment trust ("REIT"), today announced results of operations for the three month period ended September 30, 2022.
Third Quarter 2022 Results
●
Net loss of $84.5 million, or $2.40 per common share, which consists of:
●
Net interest income of $14.2 million, or $0.40 per common share
●
Total

expenses of $5.2 million, or $0.15 per common share
●
Net realized and unrealized losses of $93.5 million, or $2.66 per common share, on RMBS and derivative instruments,
including net interest income on interest rate swaps
●
Third quarter total dividends declared and paid of $0.545 per common share
●
Book value per common share of $11.42 at September 30, 2022
●
Total

return of (16.7)%,

comprised of $0.545 dividend per common share and $2.94 decrease in book value per common
share, divided by beginning book value per common share
Other Financial Highlights
●
Orchid maintains a strong liquidity position of $219.6 million in cash and cash equivalents and unpledged RMBS, or 54% of
stockholder’s equity as of September 30, 2022
●
Borrowing capacity in excess of September 30, 2022 outstanding repurchase agreement balances of $3,133.9 million, spread
across 20 active lenders
●
Since June 30, 2022, the Company has repurchased 5.2%, or 1.8 million shares, of Orchid’s June 30, 2022 common stock at
a weighted average price of $9.02 per share
●
Estimated book value per share as of October 26, 2022 between $10.60 and

$10.70 per share
●
On August 30, 2022, the Company effected a one-for-five reverse stock split.

All share and per share numbers have been
retroactively adjusted to reflect the reverse stock split, as applicable
●
Company to discuss results on Friday, October 28, 2022, at 10:00 AM ET
●
Supplemental materials to be discussed on the call can be downloaded from the investor relations section of the Company’s
website at https://ir.orchidislandcapital.com
Management Commentary

Commenting on the third quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “In a continuation of the extremely turbulent and volatile market conditions that have existed since the onset of the COVID-19 pandemic, during the third quarter
of 2022 the markets and the outlook for monetary policy changed materially.

The reaction on the part of the Federal Reserve (the
“Fed”) to inflation and economic data has shaped the rates markets, currency markets and the outlook for the economy since the spring
of 2021.

This is when inflation first began to accelerate in the U.S.

During the third quarter their outlook the Fed’s outlook changed significantly.

Through early August of 2022 the markets perceived that, while inflation was not transitory, the Fed would be able to
dampen demand by raising rates and cause inflation to decrease back towards the

Fed’s long-term target of 2%.

Further, the market
anticipated this would happen by early in 2023 and that the Fed would then start to loosen monetary policy shortly thereafter.

The Fed,
through repeated public comments by various Fed officials, stressed that this was not going to be the case.

Incoming economic data
over the period was persistently strong, indicating the rate increases to date had yet to slow demand.

More importantly, incoming
inflation data showed no evidence of slowing at all and was in fact becoming more widespread,

possibly even well entrenched.

This
reinforced the notion that the Fed will have to take rates higher and for longer.

ORC Announces Third Quarter 2022 Results

October 27, 2022
“The result of these developments was significant and widespread.

Specific to Orchid Island were increases in market interest
rates and a widening in the spreads that Agency RMBS securities trade relative to comparable duration U.S. Treasuries or swaps.

The yield on the 10-year U.S. Treasury closed just above 3.83% on September 30, 2022, and surpassed 4%

in October of 2022.

Short-term rates increased even more as the curve became even more inverted.

Interest rates on maturities inside three months
increased by 160 basis points by the end of the quarter and by over 236 basis points since the end of the second quarter through
October 26, 2022. As of September 30, 2022, market pricing implied the terminal rate for the current cycle would be approximately
4.53% - anticipated to occur late in the first quarter of 2023.

As of October 26, 2022, the market is pricing in a terminal rate of approximately 4.85%

sometime late in the second quarter of 2023 and with the Fed funds rate still over 4.39%

in early 2024.

“Agency RMBS spreads relative to benchmark interest rates increased to levels observed in March of 2020 by the end of the third
quarter of 2022 and have exceeded those levels in October.

Returns for the Agency RMBS market for the third quarter of 2022 were
(5.4)% and these returns were 1.7% lower than comparable duration LIBOR swaps.

The relative performance across the Agency
RMBS universe is skewed in favor of higher coupon, 30-year securities that are currently in production by originators.

Lower coupon
securities, especially those held in large amounts by the Fed, and which may eventually be sold by the Fed, have performed the worst.

These results are consistent with the relative duration of the securities, as higher coupons have shorter durations, or less sensitivity to movements in interest rates. Actions by the Fed as described above may prevent the sector from performing well in the near term but, if the economy does contract and enter a recession, the sector could do well on a relative performance basis owing to the lack of credit
exposure of Agency RMBS.

This is consistent with the sector’s history of performance

in a counter-cyclical manner – doing well when
the economy is soft and relatively poorly when the economy is strong.”
Details of Third Quarter 2022 Results of Operations

The Company reported net loss of $84.5 million for the three month period ended September 30, 2022, compared with net income
of $26.0 million for the three month period ended September 30, 2021. The Company decreased its Agency RMBS portfolio over the
course of the first nine months of 2022, from $6.5 billion at December 31, 2021 to $3.2 billion at September 30, 2022.

Interest income
on the portfolio in the third quarter was up approximately $0.3 million from the second quarter of 2022. The yield on our average MBS
increased from 3.31%

in the second quarter of 2022 to 3.99% for the third quarter of 2022, repurchase agreement borrowing costs
increased from 0.80%

for the second quarter of 2022 to 2.48%

for the third quarter of 2022,

and our net interest spread decreased from
2.51% in the second quarter of 2022 to 1.51% in the third quarter of 2022.

Book value decreased by $2.94 per share in the third quarter of 2022. The decrease in book value reflects our net loss of $2.40
per share and the dividend distribution of $0.545 per share. The Company recorded net realized and unrealized losses of $2.66 per
share on Agency RMBS assets and derivative instruments, including net interest income on interest rate swaps.
The Company estimates book value per share as of October 26, 2022 to be approximately

$10.60 to $10.70 per share. The
estimated book value per share includes a deduction for the Company’s September 2022 dividend of $0.16 per share of common stock
that will be paid on October 27, 2022, which was declared on September 12, 2022 with a September 30, 2022 record date. The
estimated book value per share range is unaudited and has not been verified or reviewed by any third party. The Company undertakes
no obligation to update or revise its estimated book value per share.

ORC Announces Third Quarter 2022 Results

October 27, 2022
Prepayments
For the quarter ended September 30, 2022, Orchid received $96.6 million in scheduled and unscheduled principal repayments and
prepayments, which equated to a 3-month constant prepayment rate (“CPR”) of approximately

6.5%. Prepayment rates on the two
RMBS sub-portfolios were as follows (in CPR):
Structured
PT RMBS RMBS Total
Three Months Ended Portfolio (%) Portfolio (%) Portfolio (%)
September 30, 2022 6.1 10.4 6.5
June 30, 2022 8.3 13.7 9.4
March 31, 2022 8.1 19.5 10.7
December 31, 2021 9.0 24.6 11.4
September 30, 2021 9.8 25.1 12.4
June 30, 2021 10.9 29.9 12.9
March 31, 2021 9.9 40.3 12.0
Portfolio
The following tables summarize certain characteristics of Orchid’s PT RMBS (as defined below) and structured RMBS as of
September 30, 2022 and December 31, 2021:

($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
September 30, 2022
Fixed Rate RMBS $ 3,150,403 98.4% 3.30% 341 1-Aug-52
Interest-Only Securities 50,274 1.6% 3.72% 278 25-Nov-51
Inverse Interest-Only Securities 537 0.0% 1.51% 289 15-Jun-42
Total Mortgage Assets $ 3,201,214 100.0% 3.31% 336 1-Aug-52
December 31, 2021
Fixed Rate RMBS $ 6,298,189 96.7% 2.93% 342 1-Dec-51
Interest-Only Securities 210,382 3.2% 3.40% 263 25-Jan-52
Inverse Interest-Only Securities 2,524 0.1% 3.75% 300 15-Jun-42
Total Mortgage Assets $ 6,511,095 100.0% 3.03% 325 25-Jan-52

ORC Announces Third Quarter 2022 Results

October 27, 2022
($ in thousands)
September 30, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 2,231,699 69.7% $ 4,719,349 72.5%
Freddie Mac 969,515 30.3% 1,791,746 27.5%
Total Portfolio $ 3,201,214 100.0% $ 6,511,095 100.0%
September 30, 2022 December 31, 2021
Weighted Average Pass-through Purchase Price $ 107.06 $ 107.19
Weighted Average Structured Purchase Price $ 18.08 $ 15.21
Weighted Average Pass-through Current Price $ 89.44 $ 105.31
Weighted Average Structured Current Price $ 17.32 $ 14.08
Effective Duration
(1)
5.800 3.390
(1)
Effective duration of 5.800 indicates that an interest rate increase of

1.0% would be expected to cause a 5.800% decrease in the value of the
RMBS in the Company’s investment portfolio at September 30, 2022.

An effective duration of 3.390 indicates that an interest rate increase of
1.0% would be expected to cause a 3.390% decrease in the value of the

RMBS in the Company’s investment portfolio at December 31,

2021.
These figures include the structured securities in the portfolio, but do not include the effect of the Company’s funding cost hedges.

Effective
duration quotes for individual investments are obtained from The Yield

Book, Inc.
Financing, Leverage and Liquidity
As of September

30, 2022,

the Company

had outstanding

repurchase

obligations

of approximately

$3,133.9

million with

a net
weighted

average borrowing

rate of 3.00%.

These agreements

were collateralized

by RMBS

with a fair

value, including

accrued

interest,
of approximately

$3,206.4 million

and cash pledged

to counterparties

of approximately

$49.4 million.

The Company’s

leverage

ratio at
September

30, 2022

was 8.5 to

1. At September

30, 2022,

the Company’s

liquidity

was approximately

$219.6 million,

consisting

of
cash
and cash equivalents

and unpledged

RMBS (not

including

unsettled

securities

purchases).

To enhance our liquidity

even further,

we may
pledge more

of our structured

RMBS as

part of a

repurchase

agreement

funding,

but retain

the cash in

lieu of acquiring

additional
assets.

In this way

we can, at

a modest

cost, retain

higher levels

of cash on

hand and

decrease

the likelihood

we will have

to sell assets

in
a distressed

market in

order to

raise cash.

Below is

a list of

our outstanding

borrowings

under repurchase

obligations

at September

30,
2022.

ORC Announces Third Quarter 2022 Results

October 27, 2022
($ in thousands)
Weighted Weighted
Total Average Average
Outstanding % of Borrowing Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
in Days
Daiwa Capital Markets America, Inc. $ 305,822 9.9% 3.05% $ 9,118 25
Merrill Lynch, Pierce, Fenner & Smith Inc. 296,050 9.4% 2.81% 7,977 15
Mirae Asset Securities (USA) Inc. 286,438 9.1% 3.02% 10,056 52
Cantor Fitzgerald & Co. 234,245 7.5% 3.04% 10,742 36
J.P.

Morgan Securities LLC
223,180 7.1% 2.90% 10,833 13
Mitsubishi UFJ Securities (USA), Inc. 206,189 6.6% 3.09% 13,020 33
ED&F Man Capital Markets Inc. 200,001 6.4% 3.12% 6,550 22
ABN AMRO Bank N.V. 194,818 6.2% 2.89% 2,131 44
RBC Capital Markets, LLC 173,422 5.5% 2.75% 3,374 7
ING Financial Markets LLC 149,958 4.8% 3.14% 4,772 34
Goldman Sachs & Co. LLC 129,760 4.1% 3.14% 5,924 38
Nomura Securities International, Inc. 123,060 3.9% 3.15% 5,806 39
Santander Bank, N.A. 117,062 3.7% 3.14% 5,293 27
Citigroup Global Markets, Inc. 111,594 3.6% 2.87% 5,141 28
Wells Fargo Bank, N.A. 101,431 3.2% 2.88% 4,397 36
BMO Capital Markets Corp. 80,692 2.6% 3.14% 3,703 24
StoneX Financial Inc. 74,348 2.4% 3.14% 3,184 24
ASL Capital Markets Inc. 64,836 2.1% 3.15% 3,025 21
South Street Securities, LLC 38,047 1.2% 3.12% 1,484 19
Lucid Cash Fund USG LLC 22,908 0.7% 2.78% 914 13
Total / Weighted

Average
$ 3,133,861 100.0% 3.00% $ 117,444 29
(1)
Equal to the

sum of the fair

value of securities

sold,

accrued interest

receivable and

cash posted as

collateral (if

any), minus

the sum of repurchase
agreement liabilities,

accrued interest

payable and

the fair value

of securities

posted by the

counterparties

(if any).

ORC Announces Third Quarter 2022 Results

October 27, 2022
Hedging
In connection

with its

interest

rate risk

management

strategy, the

Company economically

hedges a

portion of

the cost of

its
repurchase

agreement

funding against

a rise in

interest

rates by

entering

into derivative

financial

instrument

contracts.

The Company

has
not elected

hedging treatment

under U.S.

generally

accepted accounting

principles

(“GAAP”)

in order

to align the

accounting

treatment

of
its derivative

instruments

with the

treatment

of its portfolio

assets under

the fair

value option

election.

As such,

all gains

or losses

on these
instruments

are reflected

in earnings

for all periods

presented.

At September

30, 2022,

such instruments

were comprised

of Treasury

note
(“T-Note”)

futures contracts,

interest

rate swap

agreements,

interest

rate swaption

agreements,

interest

rate caps

and contracts

to buy and
sell TBA

securities.
The table

below presents

information

related to

the Company’s

T-Note futures

contracts

at September

30, 2022.

($ in thousands)
Average Weighted Weighted
Contract Average Average
Notional Entry Effective Open
Expiration Year Amount Rate Rate Equity
(1)
Treasury Note Futures Contracts (Short

Positions)
(2)

December 2022 5-year T-Note futures
(Dec 2022 - Dec 2027 Hedge Period) $ 750,500 3.54% 4.32% 29,141
December 2022 10-year Ultra futures
(Dec 2022 - Dec 2032 Hedge Period) $ 174,500 3.03% 3.77% $ 13,141
(1)
Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.
(2)
5-Year T-Note

futures contracts were valued at a price of $107.51 at September 30, 2022.

The contract values of the short positions were
$806.8 million at September 30, 2022.

10-Year Ultra futures

contracts were valued at a price of $118.48

at September 30, 2022. The contract
value of the short position was $206.8 million at September 30, 2022.
The table

below presents

information

related to

the Company’s

interest

rate swap

positions

at September

30, 2022.
($ in thousands)
Average Net
Fixed Average Estimated Average
Notional Pay Receive Fair Maturity
Expiration Amount Rate Rate Value (Years)
> 3 to ≤ 5 years $ 500,000 0.84% 3.46% $ 60,776 4.0
> 5 years 900,000 1.70% 2.56% 108,854 6.8
$ 1,400,000 1.39% 2.88% $ 169,630 5.8

ORC Announces Third Quarter 2022 Results

October 27, 2022
The following

table presents

information

related to

our interest

rate swaption

positions

as of September

30, 2022.
($ in thousands)
Option Underlying Swap
Weighted Average Weighted
Average Average Adjustable Average
Fair Months to Notional Fixed Rate Term
Expiration Cost Value Expiration Amount Rate (LIBOR) (Years)
Payer Swaptions - long
≤ 1 year $ 35,230 $ 83,470 10.6 $ 1,303,600 2.95% 3 Month 10.0
>10 years 7,267 7,725 238.9 80,000 2.07% 3 Month 10.0
$ 42,497 $ 91,195 23.8 $ 1,383,600 2.90% 3 Month 10.0
Payer Swaptions - short
≤ 1 year $ (17,500) $ 52,315 4.7 $ (958,300) 2.95% 3 Month 10.0
The following

table presents

information

related to

our interest

cap positions

as of September

30, 2022.
($ in thousands)
Net
Strike Estimated
Notional Swap Curve Fair
Expiration Amount Cost Rate Spread Value
February 8, 2024 $ 200,000 $ 1,450 0.09% 2Y10Y $ 1,188
The following table summarizes our contracts to purchase and sell TBA securities as of September 30, 2022.
($ in thousands)
Notional Net
Amount Cost Market Carrying
Long (Short)
(1)
Basis
(2)
Value
(3)
Value
(4)
September 30, 2022
30-Year TBA securities:
2.0% $ (175,000) $ (141,329) $ (141,723) $ (394)
3.0% (300,000) (261,047) (261,047) -
$ (475,000) $ (402,376) $ (402,770) $ (394)
(1)
Notional amount represents the par value (or principal balance) of the underlying

Agency RMBS.
(2)
Cost basis represents the forward price to be paid (received) for the underlying

Agency RMBS.
(3)
Market value represents the current market value of the TBA securities

(or of the underlying Agency RMBS) as of period-end.
(4)
Net carrying value represents the difference between the market value and the cost basis of the TBA securities as of period-end and is reported in derivative assets (liabilities) at fair value in our balance sheets.

ORC Announces Third Quarter 2022 Results

October 27, 2022
Dividends
In addition to other requirements that must be satisfied to qualify as a REIT, we must pay annual dividends to our stockholders of at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital
gains. We intend to pay regular monthly dividends to our stockholders and have declared the following dividends since our February
2013 IPO.
(in thousands, except per share data)
Year
Per Share
Amount Total
2013 $ 6.975 $ 4,662
2014 10.800 22,643
2015 9.600 38,748
2016 8.400 41,388
2017 8.400 70,717
2018 5.350 55,814
2019 4.800 54,421
2020 3.950 53,570
2021 3.900 97,601
2022 - YTD
(1)
2.155 76,024
Totals $ 64.330 $ 515,588
(1)
On October 12, 2022, the Company declared a dividend of $0.16 per share to be paid on November 28, 2022.

The effect of this dividend is
included in the table above but is not reflected in the Company’s financial statements as of September 30, 2022.
Book Value Per Share
The Company's

book value

per share

at September

30, 2022

was $11.42.

The Company

computes book

value per

share by
dividing total stockholders' equity by

the total number of

shares outstanding of the

Company's common stock. At September

30, 2022,
the Company's stockholders' equity was $400.4 million with 35,066,251 shares of common stock outstanding.
Capital Allocation and Return on Invested Capital
The table below details the changes to the respective sub-portfolios during the quarter.
(in thousands)
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market value - June 30, 2022 $ 3,766,151 $ 173,754 $ 955 $ 174,709 $ 3,940,860
Securities purchased 431,897 - - - 431,897
Securities sold (683,895) (112,998) - (112,998) (796,893)
Losses on sales (60,740) (5,403) - (5,403) (66,143)
Return of investment n/a (5,221) 33 (5,188) (5,188)
Pay-downs (91,283) n/a - n/a (91,283)
Discount accretion due to pay-downs 4,647 n/a - n/a 4,647
Mark to market (losses) gains (216,374) 142 (451) (309) (216,683)
Market value - September 30, 2022 $ 3,150,403 $ 50,274 $ 537 $ 50,811 $ 3,201,214

ORC Announces Third Quarter 2022 Results

October 27, 2022
The Company allocates capital to two RMBS sub-portfolios, the pass-through

RMBS portfolio, consisting of mortgage pass-through
certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae (the “GSEs”)

and collateralized mortgage obligations (“CMOs”) issued
by the GSEs (“PT RMBS”), and the structured RMBS portfolio, consisting of interest-only (“IO”) and inverse interest-only (“IIO”)
securities.

As of June 30, 2022, approximately 62% of the Company’s investable capital

(which consists of equity in pledged PT
RMBS, available cash and unencumbered assets) was deployed in the PT RMBS portfolio.

At September 30, 2022, the allocation to
the PT RMBS portfolio increased to approximately 85%.
The tables below present the allocation of capital between the respective portfolios at September 30, 2022 and June 30, 2022, and
the return on invested capital for each sub-portfolio for the three month period ended September 30, 2022.

($ in thousands)
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
September 30, 2022
Market value $ 3,150,403 $ 50,274 $ 537 $ 50,811 $ 3,201,214
Cash 280,952 - - - 280,952
Borrowings
(1)
(3,133,861) - - - (3,133,861)
Total $ 297,494 $ 50,274 $ 537 $ 50,811 $ 348,305
% of Total 85.4% 14.4% 0.2% 14.6% 100.0%
June 30, 2022
Market value $ 3,766,151 $ 173,754 $ 955 $ 174,709 $ 3,940,860
Cash 283,371 - - - 283,371
Borrowings
(2)
(3,758,980) - - - (3,758,980)
Total $ 290,542 $ 173,754 $ 955 $ 174,709 $ 465,251
% of Total 62.4% 37.4% 0.2% 37.6% 100.0%
(1)
At September 30, 2022, there were outstanding repurchase agreement balances of $41.0 million secured by IO securities and $0.5 million
secured by IIO securities.

We entered into these arrangements to generate additional cash available to meet margin calls on PT RMBS;
therefore, we have not considered these balances to be allocated to the structured securities strategy
.
(2)
At June 30, 2022, there were outstanding repurchase agreement balances of

$144.9 million secured by IO securities
and $0.8 million secured
by IIO securities.

We entered into these arrangements to generate additional

cash available to meet margin calls on PT RMBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.
The return on invested capital in the PT RMBS and structured RMBS portfolios was approximately (26.5)% and (1.4)%,
respectively, for the third quarter of 2022.

The combined portfolio generated a return on invested capital of approximately

(17.0)%.

ORC Announces Third Quarter 2022 Results

October 27, 2022
($ in thousands)
Returns for the Quarter Ended September 30, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Income (net of borrowing cost) $ 10,936 $ 3,094 $ 219 $ 3,313 $ 14,249
Realized and unrealized losses (272,652) (5,261) (451) (5,712) (278,364)
Derivative gains 184,820 n/a n/a n/a 184,820
Total Return $ (76,896) $ (2,167) $ (232) $ (2,399) $ (79,295)
Beginning Capital Allocation $ 290,542 $ 173,754 $ 955 $ 174,709 $ 465,251
Return on Invested Capital for the Quarter
(1)
(26.5)% (1.2)% (24.3)% (1.4)% (17.0)%
Average Capital Allocation
(2)
$ 294,018 $ 112,014 $ 746 $ 112,760 $ 406,778
Return on Average Invested Capital for the Quarter
(3)
(26.2)% (1.9)% (31.1)% (2.1)% (19.5)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
(2) Calculated using two data points, the Beginning and Ending Capital Allocation balances.
(3)
Calculated by dividing the Total

Return by the Average Capital Allocation, expressed as a percentage.
Stock Offerings
On October 29, 2021, we entered into an equity distribution agreement (the “October

2021 Equity Distribution Agreement”) with
four sales agents pursuant to which we may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of
our common stock in transactions that are deemed to be “at the market” offerings and privately negotiated transactions. Through
September 30, 2022,

we issued a total of 3,167,140 shares under the October 2021 Equity

Distribution Agreement for aggregate gross
proceeds of approximately $78.3 million, and net proceeds of approximately

$77.0 million, after commissions and fees. We did not
issue any shares under the October 2021 Equity Distribution Agreement during the nine months ended September 30, 2022.
Stock Repurchase Program
On July 29, 2015, the Company’s Board of Directors authorized the repurchase of up to 400,000 shares of our common stock. The
timing, manner, price and amount of any repurchases is determined by the Company in its discretion and is subject to economic and
market conditions, stock price, applicable legal requirements and other factors.

The authorization does not obligate the Company to
acquire any particular amount of common stock and the program may be suspended or discontinued at the Company’s discretion
without prior notice. On February 8, 2018, the Board of Directors approved an increase in the stock repurchase program for up to an
additional 904,564 shares of the Company’s common stock. Coupled with the 156,751 shares remaining from the original 400,000
share authorization, the increased authorization brought the total authorization to 1,061,316 shares, representing 10% of the
Company’s then outstanding share count. On December 9, 2021, the Board of Directors approved an increase in the number of shares
of the Company’s common stock available in the stock repurchase program for up to an additional 3,372,399 shares, bringing the
remaining authorization under the stock repurchase program to 3,539,861 shares, representing approximately 10% of the Company’s
then outstanding shares of common stock. On October 12, 2022, the

Board of Directors approved an increase in the number of shares of the Company’s common stock available in the stock repurchase program for up to an additional 4,300,000 shares, bringing the
remaining authorization under the stock repurchase program to 6,183,601 shares, representing approximately 18% of the Company’s
then outstanding shares of common stock. This stock repurchase program has no termination date.

ORC Announces Third Quarter 2022 Results

October 27, 2022
From the inception of the stock repurchase program through September 30, 2022,

the Company repurchased a total of 1,487,362
shares at an aggregate cost of approximately $44.8 million, including commissions and fees, for a weighted average price of $30.12
per share. During the nine months ended September 30, 2022, the Company repurchased a total of 350,206 shares at an aggregate
cost of approximately $4.4 million, including commissions and fees, for a weighted average price of $12.68 per share. Subsequent to
September 30, 2022, the Company repurchased a total of 1,644,044 shares at an aggregate cost of approximately $14.2 million,
including commissions and fees, for a weighted average price of $8.64 per share.
Earnings Conference Call Details
An earnings conference call and live audio webcast will be hosted Friday, October 28, 2022, at 10:00 AM ET. The conference call may be accessed by dialing toll free (888) 510-2356. The conference passcode is 8493186. The supplemental materials may be
downloaded from the investor relations section of the Company’s website at https://ir.orchidislandcapital.com. A live audio webcast of
the conference call can be accessed via the investor relations section of the Company’s website at https://ir.orchidislandcapital.com, and an audio archive of the webcast will be available until November 27, 2022.
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and our portfolio consists of, two categories of Agency RMBS:

(i) traditional pass-through Agency RMBS, such as
mortgage pass-through certificates, and CMOs issued by the GSEs, and

(ii) structured Agency RMBS, such as IOs, IIOs and principal only securities, among other types of structured Agency RMBS. Orchid is managed by

Bimini Advisors, LLC, a registered investment
adviser with the Securities and Exchange Commission.
Forward Looking Statements
Statements herein relating to matters that are not historical facts, including,

but not limited to statements regarding interest rates,
inflation, liquidity, pledging of our structured RMBS, funding levels and spreads, prepayment speeds, portfolio positioning

and
repositioning, hedging levels, dividends, growth, the supply and demand for Agency

RMBS and the performance of the Agency RMBS
sector generally, the effect of actual or expected actions of the U.S. government, including the Federal Reserve, market expectations,
future opportunities and prospects of the Company, the stock repurchase program and general economic conditions, are forward-
looking statements as defined in the Private Securities Litigation Reform Act of 1995. The reader is cautioned that such forward-looking
statements are based on information available at the time and on management's good faith belief with respect to future events, and are
subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in such
forward-looking statements. Important factors that could cause such differences are described in Orchid Island Capital, Inc.'s filings
with the Securities and Exchange Commission, including its most recent Annual

Report on Form 10-K and Quarterly Reports on Form
10-Q. Orchid Island Capital, Inc. assumes no obligation to update forward-looking statements to reflect subsequent results, changes in
assumptions or changes in other factors affecting forward-looking statements.
CONTACT:
Orchid Island Capital, Inc.
Robert E. Cauley, 772-231-1400
Chairman and Chief Executive Officer
https://ir.orchidislandcapital.com

ORC Announces Third Quarter 2022 Results

October 27, 2022
Summarized

Financial

Statements
The following

is a summarized

presentation

of the unaudited

balance sheets

as of September

30, 2022,

and December

31, 2021,

and
the unaudited

quarterly

statements

of operations

for the nine

and three

months ended

September

30, 2022

and 2021.

Amounts presented
are subject

to change.
ORCHID ISLAND CAPITAL, INC.
BALANCE SHEETS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
September 30, 2022 December 31, 2021
ASSETS:
Mortgage-backed securities $ 3,201,214 $ 6,511,095
U.S. Treasury Notes 36,118 37,175
Cash, cash equivalents and restricted cash 280,952 450,442
Accrued interest receivable 10,527 18,859
Derivative assets, at fair value 262,318 50,786
Receivable for securities sold 13,684 -
Other assets 1,027 320
Total Assets
$ 3,805,840 $ 7,068,677
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 3,133,861 $ 6,244,106
Dividends payable 5,636 11,530
Derivative liabilities, at fair value 53,013 7,589
Accrued interest payable 4,424 788
Due to affiliates 1,075 1,062
Other liabilities 207,454 35,505
Total Liabilities 3,405,463 6,300,580
Total Stockholders' Equity
400,377 768,097
Total Liabilities

and Stockholders' Equity
$ 3,805,840 $ 7,068,677
Common shares outstanding 35,066,251 35,398,610
Book value per share $ 11.42 $ 21.70

ORC Announces Third Quarter 2022 Results

October 27, 2022
ORCHID ISLAND CAPITAL, INC.
STATEMENTS

OF OPERATIONS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
Nine Months Ended September 30, Three Months Ended September 30,
2022 2021 2022 2021
Interest income $ 112,735 $ 90,279 $ 35,610 $ 34,169
Interest expense (32,196) (5,067) (21,361) (1,570)
Net interest income 80,539 85,212 14,249 32,599
Losses on RMBS and derivative contracts (359,059) (94,522) (93,544) (2,887)
Net portfolio (loss) income (278,520) (9,310) (79,295) 29,712
Expenses 14,859 10,886 5,218 3,674
Net (loss) income
$ (293,379) $ (20,196) $ (84,513) $ 26,038
Basic net (loss) income per share
$ (8.31) $ (0.95) $ (2.40) $ 1.00
Diluted net (loss) income per share
$ (8.31) $ (0.95) $ (2.40) $ 1.00
Weighted Average Shares Outstanding
35,336,702 21,061,154 35,205,888 25,717,469
Dividends Declared Per Common Share:
$ 1.995 $ 2.925 $ 0.545 $ 0.975
Three Months Ended September 30,
Key Balance Sheet Metrics 2022 2021
Average RMBS
(1)
$ 3,571,037 $ 5,136,331
Average repurchase agreements
(1)
3,446,420 4,864,287
Average stockholders' equity
(1)
453,369 642,225
Leverage ratio
(2)
8.5:1 7.2:1
Key Performance Metrics
Average yield on RMBS
(3)
3.99% 2.66%
Average cost of funds
(3)
2.48% 0.13%
Average economic cost of funds
(4)
1.89% 0.23%
Average interest rate spread
(5)
1.51% 2.53%
Average economic interest rate spread
(6)
2.10% 2.43%
(1)
Average RMBS, borrowings and stockholders’ equity balances are calculated using two data points, the beginning and ending balances.

(2)
The leverage ratio is calculated by dividing total ending liabilities by ending stockholders’ equity.

(3)
Portfolio yields and costs of funds are calculated based on the average balances of the underlying investment portfolio/borrowings balances and are annualized for the quarterly periods presented.
(4)
Represents the interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities, divided by average borrowings.

(5)
Average interest rate spread is calculated by subtracting average cost of funds from average yield on RMBS.
(6)
Average economic interest rate spread

is calculated by subtracting average economic cost of funds from average yield on

RMBS.